UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

CHINA GENGSHENG MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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China GengSheng Minerals, Inc.
No.88 GengSheng Road, Dayugou Town, Gongyi, Henan China 451271

July [ ], 2011

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2011 Annual Meeting of Stockholders of China GengSheng Minerals, Inc., which will be held at ________, ZhengZhou, People’s Republic of China, on Wednesday, September 28, 2011, commencing at 9:00 a.m., local time. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your vote on the business to be considered at the meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy card and promptly return it in the enclosed prepaid envelope prior to the meeting so that your shares may be represented at the meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

Sincerely yours,

Shunqing Zhang
Chief Executive Officer

CHINA GENGSHENG MINERALS, INC.
No. 88 Gengsheng Road
Dayugou Town, Gongyi, Henan
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 28, 2011

Notice is hereby given that the Annual Meeting of Stockholders of China GengSheng Minerals, Inc., a Nevada corporation, will be held on Wednesday, September 28, 2011, at 9:00 a.m., local time, at _______, ZhengZhou, People’s Republic of China for the following purposes:

1.	To elect the Company’s Board of Directors to hold office until the 2012 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	To ratify the appointment of PKF, Hong Kong, as the Company’s independent registered public accounting firm;

3.	To approve and adopt the 2011 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 18, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments. A list of such stockholders will be available for inspection by any stockholder during ordinary business hours at our principal place of business at No. 88 Gengsheng Road, Dayugou Town, Gongyi, Henan, People’s Republic of China, 451271, for the ten day period preceding the Annual Meeting. The stockholder list also will be available for inspection by any stockholder at the time and place of the Annual Meeting. Please mark, sign and date the enclosed proxy card and mail it promptly in the accompanying envelope.

By Order of the Board of Directors,

Xiangyang Zhang
Secretary

Henan, People’s Republic of China
July [__], 2011

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the envelope provided. In the event you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

CHINA GENGSHENG MINERALS, INC.
No. 88 Gengsheng Road
Dayugou Town, Gongyi, Henan
People’s Republic of China
(86) 371-64059818

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 28, 2011

GENERAL INFORMATION

The Board of Directors of China GengSheng Minerals, Inc., a Nevada corporation, is furnishing this Proxy Statement to the holders of its Common Stock, in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held at _______, ZhengZhou, People’s Republic of China, at 9:00 a.m., local time, on Wednesday, September 28, 2011, and at any and all adjournments thereof. You may obtain directions to the location of the Annual Meeting by visiting www.gengsheng.com/2011AnnualMeeting.

A proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy, by delivering written notice of the revocation of the proxy to the Secretary of China GengSheng Minerals, Inc. prior to the Annual Meeting or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder’s directions if the proxy card is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted “FOR ALL NOMINEES” recommended by the Board of Directors and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.

China GengSheng Minerals, Inc. will bear the expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mails, proxies may be solicited by officers, directors and employees of China GengSheng Minerals, Inc, in person or by telephone, e-mail or facsimile transmission. China GengSheng Minerals, Inc. also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the Record Date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing and returning the enclosed proxy card will help to avoid additional expense.

This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about August [ ], 2011. A copy of the 2010 Annual Report to Stockholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”), is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on September 28, 2011:

This Proxy Statement and the 2010 Annual Report to Stockholders are available at www.gengsheng.com/2010AnnualMeeting.

Market for Common Stock

The Company’s common stock trades on the NYSE Amex under the symbol “CHGS.”

Voting Rights

China GengSheng Minerals, Inc.’s Common Stock is the only class of securities entitled to vote at the Annual Meeting. The close of business on August 18, 2011 has been fixed as the Record Date for the determination of our stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had outstanding [ ] shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to the stockholders.

Quorum and Voting Requirements

For each proposal to be considered at the Annual Meeting, the holders of no less than one third of the shares of the capital stock of the Company issued and outstanding and entitled to vote on such matter at the meeting, present in person or by proxy, will constitute a quorum. Both abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum. A “broker non-vote,” however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable stock market regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals, and, therefore, the brokers have advised us that they lack voting authority.

With regard to Proposal One (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Board of Directors, and all nominees are current directors, standing for re-election. Action by the stockholders on the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Votes that are withheld, abstentions and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal One.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Action will be taken at the Annual Meeting for the election of four directors. Each director elected at the Annual Meeting will serve until the 2012 Annual Meeting or until his successor is elected and qualified. Proxies can be voted for only four nominees.

The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of Directors of some other person or persons for any one or more of the nominees, the proxies may be voted in accordance with the discretion of the named proxies “FOR” such substitute nominees.

The name, age, principal occupation for the last five years, selected biographical information and period of service as a director of China GengSheng Minerals, Inc. of the nominees for election as directors are set forth below.

Nominees for Director

Shunqing Zhang, age 58. Mr. Zhang became CEO and President of China GengSheng Minerals, Inc. on April 25, 2007 and has served as Chairman of the Board since May 3, 2007. Mr. Zhang was elected Chairman of the Board and CEO of Henan Gengsheng in December, 2005. Prior to that, he served as President of Henan Gengsheng for June 2002 to December 2005, and served as Chairman of the Board and President of the Gengsheng Industry Group of Henan Province, from 1997 to 2002. Prior to that, Mr. Zhang served as Director of the Academy of the Ministry of Metallurgy Lofa Resistance Associated Experimental Plant in Gongyi City, a refractories manufacturer, from 1986 to 1997. Mr. Zhang holds an associate degree from China Central Radio and TV University. In December of 2008, Mr. Zhang was awarded the title of "Gongyi City's Most Influential Person in the 30 Years of Opening & Reform" by the City of Gongyi in Henan Province. In naming Mr. Zhang, the city cited his achievements in creating jobs in the local community, stimulating the rapid growth of Gongyi's economy and setting excellent examples of taking social responsibilities. As Chief Executive Officer of the Company, Mr. Zhang provides the Board with an intimate understanding of the Company’s operations and industry.

Ming He, age 41. Mr. He joined Shengkai Innovations, Inc. (NASDAQ: VALV) in March 2010 and serves as the Chief Financial Officer. Between January 2007 and February 2010, Mr. He served as CFO of Usunco Automotive Limited / Equicap, Inc. (EQPI.OB). From October 2004 until January 2007, Mr. He served as the Senior Manager of SORL Auto Parts, Inc. (NASDAQ: SORL). Mr. He holds designations of Chartered Financial Analyst and Illinois Certified Public Accountant. He received his Master of Science degree in Accountancy in 2004 and Master of Business Administration degree in Finance in 2003 from University of Illinois at Urbana-Champaign. He also received his Bachelor of Arts degree from Shanghai Institute of Foreign Trade in 1992. Mr. He serves as the chair of the Audit Committee and is a member of the Compensation Committee and Nominating and Corporate Governance Committee of the Board.

Jingzhong Yu, Age 47. Prof. Yu currently is an accounting professor at Zhongnan University of Economics and Law and has served in such position since 1985. Prof. Yu also served as an investment advisor from December 2003 to December 2007 to China Wanke Co., Ltd., which is a residential property developer, 999 Group, which is a pharmaceutical manufacturing company, Sanyi Group., Ltd., which is in the equipment and machinery manufacturing business, and China National Salt Industry Corporation, which is in the business of producing salt and salt chemicals. From December 2003 to June 2008, Prof. Yu served as an investment advisor to China Tobacco Group, which manufactures tobacco products. Prof. Yu serves as the chair of the Compensation Committee and is a member of the Audit Committee and Nominating and Corporate Governance Committee of the Board.

Ningsheng Zhou, Age 53. Prof. Zhou has been a professor and President of Research Institute of High Temperature Materials of Henan Technology University since 2004. From 2000 to 2004, Mr. Zhou was a Vice President of Luoyang Refractory Research Institute. Mr. Zhou is a research expert in the refractory industry with more than 20 years of research experiences in the refractory industry. Mr. Zhou received his Ph. D. degree from the University of Montreal in Canada in 2000 and a Master of Inorganic Non-Metallic Materials from Luoyang Refractory Research Institute in China in 1987. Mr. Zhou received his undergraduate degree in Refractory Materials from the University of Wuhan Technology in 1982 and also had been a visiting scholar in German. Prof. Zhou has been retained as a consultant advising the Company in its operations and providing guidance and assistance in the research and development of refractory materials since June 20, 2011.

The Board of Directors recommends a vote “FOR ALL NOMINEES” listed in Proposal One for election to the Board of Directors.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF PKF HONG KONG

The Audit Committee of the Board of Directors appointed PKF Hong Kong as the Company’s independent registered public accounting firm. PKF Hong Kong currently audits the Company’s financial statements annually. The affirmative vote of a majority of the votes cast is necessary to appoint PKF. Representatives of PKF Hong Kong may be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. If the appointment of PKF Hong Kong is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of PKF Hong Kong.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of appointment of PKF Hong Kong.

PROPOSAL THREE:
APPROVAL AND ADOPTION OF THE COMPANY’S 2011 STOCK INCENTIVE PLAN

General Description of the Company’s 2011 Stock Incentive Plan ( the “2011 Plan”)

The following summary describes the material features of the 2011 Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2011 Plan, which is annexed as Exhibit A to this Information Statement.

Purpose

The 2011 Plan is intended to enhance the Company’s and its Affiliates’ (as defined) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

Administration

The 2011 Plan is administered a committee appointed by our board of directors (the “Committee”). To the extent required by our board of directors, the Committee shall (i) consist of two or more directors who are “Nonemployee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are Outside Directors within the meaning of Section 162(m)(3), or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. Subject to the express provisions of the 2011 Plan and to applicable law, the Committee shall have full power and authority to grant awards to the Service Providers (as defined) prescribed under the 2011 Plan. Unless otherwise expressly provided in the 2011 Plan, all designations, determinations, interpretations and other decisions under or with respect to the 2011 Plan or any award or Award Agreement shall be within the sole discretion of the Committee, as may be made at any time and shall be final, conclusive and binding upon any eligible person and any holder or beneficiary of any award.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that (i) causes the Option or SAR to become subject to Section 409A, (ii) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company’s Stock trades, without, with respect to item (i), the Grantee’s written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to the appropriate provisions in the 2011 Plan.

Stock Subject to the Plan

Stock Available. The shares of Stock issuable under the 2011 Plan are available either from authorized but unissued shares or from shares reacquired by us on the open market. Subject to the adjustment provision mentioned below, the maximum number of shares of Stock available for issuance under the 2011 Plan shall be 3,000,000. All of the shares of Stock available for issuance under the 2011 Plan shall be available for issuance pursuant to Incentive Stock Options. To the extent shares of Stock not issued under an Option must be counted against this limit as a condition to satisfying the rules applicable to incentive stock options, such rule shall apply to the limit on incentive stock options granted under the 2011 Plan. Stock issued or to be issued under the 2011 Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The maximum number of shares of Common Stock that may be subject to Awards (denominated in shares of Stock) to any one Grantee during any calendar year shall not exceed 100,000. If an Award is denominated in shares of Stock but an equivalent value of cash is paid in lieu of shares, the foregoing limit shall be applied to the shares based on the methodology used by the Committee to convert the shares to cash. For any awards that are stated with reference to a specified dollar limit, the maximum amount that may be paid to any one Grantee with respect to a 12 month performance period shall equal to the dollar equivalent of the number of shares that can be awarded to any one Grantee during a twelve(12)-month performance period. (pro rated up or down for performance periods that are greater or lesser than 12 months). If a SAR is granted in tandem with an Option, the SAR and the Option are considered one Award.

Adjustments. In the event of any corporate event (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), or transaction, as described in the 2011 Plan, in order to prevent dilution or enlargement of participants’ rights under the 2011 Plan, the Committee shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the 2011 Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards.

Effect of Change of Control

The Designees or Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement. Unless an Award Agreement (as defined) explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Designees or Committee or the board of directors of any entity assuming the obligations of the Company hereunder, shall, as to the awards such as outstanding Options, SARs, grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock either (i) make appropriate provisions for the continuation of such awards by substitution; or (ii) provide that all such awards must be exercised; or (iii) terminate all Options and/or SARs in exchange for an equivalent cash payment (provided that any Option or SAR to which the underlying Common Stock has a Fair Market Value that does not exceed the exercise price, or that are not then exercisable, shall be cancelled without any payment therefore).

Eligibility

Under the 2011 Plan, Awards may be made to any Service Provider, including any Service Provider (as defined) who is an officer or director of the Company or of any Affiliate, as the Committee shall determine and designate from time to time in its discretion.

Award Agreement

Each Award shall be evidenced by an Award Agreement, determined by the Committee. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the 2011 Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Option.

In an Award Agreement, the Company may retain the right to cause a forfeiture of the gain realized by a Grantee (as defined) on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate or otherwise in competition with the Company or any Affiliate.

In an Award Agreement, the Company may retain the right to cause a forfeiture of the gain realized by a Grantee, if the Grantee voluntarily terminates his employment with the Company. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

Types of Awards under 2011 Plan

Options. The Committee is authorized to grant options to Service Providers with the following terms and conditions:

(i)	Exercise Price. The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date, and (ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

(ii)	Option Term. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted (or five years from the date such Option was granted in the event of an Incentive Stock Option granted to a Ten Percent Shareholder).

(iii)	Time and Method of Exercise. The Award Agreement shall state the time or times at which an option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, shares, other securities, other awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

Stock Appreciation Rights (the “SAR”). The Committee is authorized to grant SARs to any Service Provider subject to the terms of the 2011 Plan and any applicable Award Agreement. SARs granted under the 2011 Plan shall confer on the holder a right to receive payment from the Company in an amount determined by multiplying:(i) the difference between the Fair Market Value of a Share on the date of exercise over the SARs Exercise Price; by (ii) the number of shares with respect to which the SAR is exercised. Subject to the terms of the 2011 Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any SARs shall be as determined by the Committee.

Restricted Stock. Restricted stock is common stock that is subject to restrictions including a prohibition against transfer and a substantial risk of forfeiture, until the end of a "restricted period", determined by the Committee at the time of grant, during which the grantee must satisfy certain vesting conditions. Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award. During the restricted period, the Grantee has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable Award Agreement apply.

Restricted Stock Units. A restricted stock unit entitles the Grantee to receive common stock, or cash (or other property) based on the value of common stock, after a "restricted period" during which the Grantee must satisfy certain vesting conditions. If the Grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock unit is forfeited. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Unrestricted Stock Award. The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the 2011 Plan. Awards of Unrestricted Stock may be granted or sold in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Committee, Awards of Unrestricted Stock shall be paid within the time period set forth herein for short-term deferral.

Performance and Annual Incentive Award. The Committee is authorized to grant to any Service Provider performance and annual service awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. A performance and annual service award may be payable in cash or in shares (including, without limitation, restricted stock). Performance awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals, and such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

Amendment and Termination

The Board may, at any time and from time to time, amend, suspend, or terminate the 2011 Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent required by applicable laws, regulations and rules, as amended, or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the 2011 Plan. No amendment, suspension, or termination of the 2011 Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded.

Term of the 2011 Plan

The 2011 Plan shall be effective as of the Effective Date (as defined) and shall terminate on the ten (10) year anniversary of the Effective Date, and may be terminated on any earlier date as set forth therein.

Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, we may take such action as we deem appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Grantee, are withheld or collected from such a Grantee.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2011 Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

Incentive Stock Options(the “ISO”)

A Grantee will not recognize taxable income on the grant or exercise of an ISO. A Grantee will recognize taxable income when he or she disposes of the shares of Common Stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of Common Stock. A participant’s tax basis in the Common Stock generally will be the amount the participant paid for the stock. If Common Stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the Common Stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. Special rules apply if a participant pays the exercise price by delivery of Common Stock.

The Company will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of Common Stock acquired under an ISO before the expiration of the ISO holding period described above, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Non-Qualified Stock Options(the “NQSO”)

No income is realized by an option holder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of common stock received upon exercise of NQSO’s, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets for the option holder. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

Restricted Stock

A participant will recognize ordinary income on account of a Restricted Stock grant on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the Common Stock on such date over the amount of cash paid for the Common Stock. However, even if the shares of Restricted Stock are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock is granted. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock. The Company generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

Share Appreciation Rights (“SAR”) and Performance Units (“PSU”)

No income is realized by a holder of a SAR or PSU at the time the SAR or PSU is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option.

$1,000,000 Compensation Limit

The Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that is paid by the Company to the Chief Executive Officer and the next three most highly compensated executive officers (other than the principal financial officer) as determined at the end of the Company’s taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is “qualified performance-based compensation” within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to “qualified performance-based compensation” with respect to options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of common stock on the date of grant. However, if an option is exercisable at a price less than 100% of the price of a share of common stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of such fair market value over the exercise price) will not constitute “qualified performance-based compensation,” unless the exercise of options is contingent upon the attainment of pre-established performance goals.

Miscellaneous

The 2011 Plan is not qualified under Section 401 of the Code. In addition, the 2011 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The 2011 Plan is not intended to be a funded plan.

The Board of Directors recommends that the stockholders vote “FOR” the Company’s 2011 Stock Incentive Plan.

EXECUTIVE OFFICERS

Our executive officers are elected annually and serve at the pleasure of the Board of Directors. The following sets forth certain information with respect to our executive officers. The Biographies of Mr. Shunqing Zhang is provided above under “Proposal One-Election of Directors.”

Name	Age	Date of Appt.	Position
Shunqing Zhang	58	April 25, 2007	CEO, President and Chairman of the Board
Hongfeng Jin	37	April 25, 2007 to July 7, 2011	Interim Chief Financial Officer
Ningfang Liang	38	July 7, 2011	Chief Financial Officer

Hongfeng Jin. Mr. Jin became our interim Chief Financial Officer on April 25, 2007. Mr. Jin was appointed as the Assistant Manager in charge of the Finance Department of Henan Gengsheng in December 2006. Prior to joining us, Mr. Jin served as a project manager for Asia-Pacific Accounting Group Limited, an accounting firm, from July 1997 to December 2006. Mr. Jin holds a bachelor’s degree in accounting from Central University of Finance and Economics. On July 7, 2011, the Company appointed Mr. Ningfang Liang as Chief Financial Officer and Mr. Jin was appointed the Company’s Financial Controller, effective immediately.

Ningfang Liang. Mr. Liang became out Chief Financial Officer on July 7, 2011. Mr. Liang has over 15 years of finance and accounting experience, including over six years at U.S. public companies, where he managed SEC reporting, internal control, GAAP compliance, as well as internal auditing, financial analysis and management reporting activities. Prior to joining the Company, Mr. Liang worked as Finance Manager at White Mountains Re Ltd, the reinsurance subsidiary of White Mountains Insurance Group, Ltd. from December 2008 to June 2011. Additionally, he has held senior finance and accounting positions at American International Group, Inc. from December 2006 to December 2008, Celgene Corporation from January 2005 to December 2006, and China Construction Bank from July 1993 to May 2002. Mr. Liang is a licensed CPA in the states of New Jersey and Illinois and is a member of the American Institute of Certified Public Accountants. He holds a Bachelor’s degree in finance from Shanghai University of Finance and Economics, and an MBA from the University of Illinois Urbana-Champaign.

CORPORATE GOVERNANCE

We have established corporate governance practices designed to serve the best interests of China GengSheng Minerals, Inc. and our stockholders. We are in compliance with the current corporate governance requirements imposed by the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the listing standards of The NYSE Amex. Our current Code of Business Conduct and Ethics and charters for certain committees of the Board of Directors are available on our corporate website at www.gengsheng.com under the heading “Investor Relations.”

Set forth below is information regarding the meetings of the Board of Directors during 2010, a description of the Board’s standing committees and additional highlights of our corporate governance policies and procedures.

Committees and Meetings of the Board of Directors

Board Composition. The Board of Directors presently consists of five members. The current members of the Board of Directors are Shunqing Zhang, Lawrence Goldman, Ming He, Jingzhong Yu and Ningsheng Zhou. The Board has determined that the following directors, who constitute a majority of the Board (three), are independent in accordance with the NYSE Amex and SEC rules governing director independence: Lawrence Goldman, Ming He and Jingzhong Yu.

Meetings of the Board of Directors. During 2010, the Board of Directors met 4 times. During that period, each of the incumbent directors attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which such director served, except for Mr. Yu.

Board Committees. Our Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating Committee. The principal functions and the names of the directors currently serving as members of each of those committees are set forth below. In accordance with applicable NYSE Amex and SEC requirements, the Board of Directors has determined that each director serving on the Audit, Compensation and Nominating committees is an independent director.

Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to our financial matters. The Audit Committee operates under a written charter, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.” Under the charter, the committee’s principal responsibilities include reviewing our financial statements, reports and releases; reviewing with the independent auditor all critical accounting policies and alternative treatments of financial information under generally accepted accounting principles; and appointing, compensating, retaining and overseeing the work of the independent auditor.

The Audit Committee met 4 times during 2010. The current members of the Audit Committee are Ming He (Chairman), Lawrence Goldman and Jingzhong Yu. The Board of Directors has determined that Mr. He is an “audit committee financial expert,” as that term is defined in SEC rules.

Compensation Committee. The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. The Compensation Committee operates under a written charter, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.” Under the charter, the committee’s principal responsibilities include making recommendations to the Board on the Company’s compensation policies, determining the compensation of senior management, making recommendations to the Board on the compensation of independent directors and approving performance-based compensation.

The Compensation Committee did not meet during 2010. The current members of the Compensation Committee are Jingzhong Yu (Chairman), Lawrence Goldman and Ming He.

Nominating Committee. The Nominating Committee provides for the nomination of persons to serve on our Board. The qualifications of recommended candidates also will be reviewed and approved by the full Board. The Committee considered the following factors when qualifying candidates: current composition of the Board and the characteristics of each candidate under consideration, including that candidate’s competencies, experience, reputation, integrity, independence, potential for conflicts of interest and other appropriate qualities. When considering a director standing for re-election, in addition to the factors described above, the Committee considers that individual’s past contribution and future commitment to the Company. The independent directors evaluate all candidates, regardless of the source from which the candidate was first identified, based upon the totality of the merits of each candidate and not based upon minimum qualifications or attributes. The Nominating Committee operates under a written charter, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.”

The Nominating Committee did not meet during 2010. The current members of the Nominating Committee are Lawrence Goldman (Chairman), Ming He and Jingzhong Yu.

Corporate Governance Policies

In addition to corporate governance matters described throughout this Proxy Statement, some additional highlights of our corporate governance policies and procedures are set forth below:

Board Leadership Structure. Our Board of Directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board of Directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board.

Risk Management. The Company’s management is responsible for day-to-day risk management of the company. Management reports to the Board of Directors on the material risks the Company faces when management determines that the Company’s risk profile materially changes. The Board of Directors uses management’s reports to evaluate the Company’s exposure to risks in light of the Company’s business plan and growth strategies. The Board of Directors primarily focuses on risks in the areas of operations, liquidity and regulatory changes and compliance, which the Board of Directors believes are the areas most likely to have a potential impact on the Company in a material way.

Consideration and Determination of Executive and Director Compensation. The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. In establishing executive officer compensation, the Compensation Committee uses its subjective evaluation of the executives’ performance and responsibilities, our overall performance and the Chief Executive Officer’s recommendations. The Compensation Committee has not used any compensation consultant in setting executive salaries, or in determining other components of executive compensation, nor does it seek formally to benchmark the compensation of our executive officers against compensation paid by other companies to their executives.

Management plays a significant role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;

  preparing information for Compensation Committee meetings;

  establishing business performance targets and objectives;

  providing background information regarding the Company’s strategic objectives; and

  recommending salary levels and equity awards.

Risk Management related to Compensation Policies and Practices. We do not believe that our compensation policies and practices encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. The design of our compensation policies and practices encourages our employees to remain focused on both our short- and long-term goals.

Code of Ethics. Our Code of Business Conduct and Ethics (the “Code of Ethics”) applies to all of our directors, executive officers and employees. The Code of Ethics is available on our website at www.gengsheng.com under the heading “Investor Relations.” We intend to disclose any amendments to our Code of Ethics, and any waiver from a provision of the Code of Ethics granted to our Chief Executive Officer, Chief Financial Officer or Controller, on our website within four business days following such amendment or waiver.

Executive Sessions of Independent Directors. The Board of Directors is responsible for scheduling regular executive sessions of our independent directors. At executive sessions, our independent directors meet without management or any non-independent directors present. The independent directors are responsible for establishing the agenda at executive sessions. The Board believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of the Board, as a whole. In 2010, the independent directors held four executive sessions.

Committee Authority to Retain Independent Advisors. Each of the Audit Committee, the Compensation Committee and Nominating Committee has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by China GengSheng Minerals, Inc..

Accounting Complaint Policy. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

No Executive Loans. We do not extend loans to executive officers or directors except for the loan disclosed under “Related Party Transactions” on page __, and we currently have no such loans outstanding.

Policy for Director Attendance at Annual Meetings. It is the policy of China GengSheng Minerals, Inc. and our Board of Directors that all directors attend the Annual Meeting of Stockholders and be available for questions from stockholders, except in the case of unavoidable conflicts.

Process for Security Holders to Send Communications to the Board. We encourage security holder communication with the Board of Directors. Any security holder who wishes to communicate with the Board or with any particular director, including any independent director, may send a letter to the Secretary of China GengSheng Minerals, Inc. at our principal executive offices. Any communication should indicate that you are a China GengSheng Minerals, Inc. security holder and clearly specify whether it is intended to be made to the entire Board or to one or more particular director(s).

Policy for Consideration of Director Candidates Recommended by Security Holders. We welcome recommendations for director candidates from security holders. In order to make a recommendation, a security holder should submit the following information to the Board of Directors:

  a resume for the candidate detailing the candidate’s work experience and academic credentials;

  written confirmation from the candidate that he or she (1) would like to be considered as a candidate and would serve if nominated and elected, (2) consents to the disclosure of his or her name, (3) has read our Code of Ethics and that during the prior three years has not engaged in any conduct that, had he or she been a director, would have violated the Code of Ethics or required a waiver, (4) is, or is not, “independent” as that term is defined by Nasdaq and SEC rules, and (5) has no plans to change or influence the control of China GengSheng Minerals, Inc.;

  the name of the recommending stockholder as it appears in our books, the number of shares of Common Stock that is owned by the stockholder and written confirmation that the stockholder consents to the disclosure of his or her name (if the recommending person is not a stockholder of record, he or she should provide proof of share ownership);

  personal and professional references, including contact information; and

  any other information relating to the candidate required to be disclosed in a proxy statement for election of directors under Regulation 14A of the Securities Exchange Act of 1934, as amended.

This information should be sent to the Board of Directors, c/o Secretary at our principal executive offices, who will forward it to the Board of Directors. The Board of Directors does not necessarily respond to security holder recommendations.

REPORT OF AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of China GengSheng Minerals, Inc.’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter adopted by the Board of Directors, a copy of which is available on our website at www.gengsheng.com under the heading “Investor Relations.” The members of the committee meet the independence requirements of SEC rules and NYSE Amex listing standards.

Management is responsible for China GengSheng Minerals, Inc.’s internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of China GengSheng Minerals, Inc.’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the committee certify that the independent auditor is “independent” under applicable rules. The committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the committee’s members in business, financial and accounting matters.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that China GengSheng Minerals, Inc.’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (“PCAOB”), including those specified by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the PCAOB in Rule 3200T.

China GengSheng Minerals, Inc.’s independent auditors also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in China GengSheng Minerals, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC.

Ming He, Chairman
Lawrence Goldman
Yingzhong Yu
July [ ], 2011

AUDITOR FEES

The Audit Committee has selected PKF, Hong Kong to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010. We first engaged PKF, Hong Kong on April 25, 2007, and it has served as our principal accounting firm since that time. A representative of PKF, Hong Kong is expected to be present at the 2011 Annual Meeting of Stockholders and will be available to respond to appropriate questions. The representative also will have an opportunity to make a statement if he or she desires to do so. Approval of our accounting firm is not a matter required to be submitted to the stockholders. The fees paid or payable for services rendered by PKF for fiscal 2010 and 2009 were as follows:

Audit Fees. PKF Hong Kong, was paid aggregate fees of approximately $136,160 and $118,461 for professional services rendered for the audit of our annual financial statements and for the reviews of the financial statements for the fiscal years ended December 31, 2010 and 2009.

Audit Related Fees. PKF Hong Kong, was not paid additional fees for the fiscal years December 31, 2010 and December 31, 2009 for assurance and related services reasonably related to the performance of the audit or review of our financial statements.

Tax Fees. PKF Hong Kong, was not paid any fees for the fiscal years ended December 31, 2010 and December 31, 2009 for professional services rendered for tax compliance, tax advice and tax planning. This service was not provided.

All Other Fees. PKF Hong Kong, was paid no other fees for professional services during the fiscal years ended December 31, 2010 and December 31, 2009.

The Audit Committee Charter provides that the Audit Committee has sole authority and responsibility to approve in advance the retention of independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees paid for such services. Pre-approval of non-audit services is not required if it falls within an exception established by the SEC. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The following table sets forth information concerning the annual compensation earned by our named executive officers. Each of the named executive officers has an employment agreement that influences or defines certain of the elements of compensation shown below.

Summary Compensation Table

			All Other
		Salary	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(1)	($)(1)
Shunqing Zhang(2)	2010	$55,588	$0	$55,588
Chief Executive Officer, President and Chairman	2009	36,652	0	36,652
Hongfeng Jin(2)	2010	$33,357	$0	$33,357
Interim Chief Financial Officer	2009	21,991	0	21,991

(1)	The amounts shown in this table were paid in RMB and were translated into U.S. dollars at the rate of $ 0.14794 per RMB for 2010 and $0.14661 per RMB for 2009, which are the average 12 month exchange rates that the Company used in its audited financial statements for such years.

(2)	the base salaries for all named executive officers are determined by their employment agreements. On January 1, 2007, the Company entered into a two-year employment agreement with each of Mr. Shunqing Zhang and Mr. Hongfeng Jin. The agreements were renewed in January, 2010 and will expire on December 31, 2011. The agreements provide an annual base salary of approximately $55,588 for Mr. Zhang and $33,357 for Mr. Jin.

In accordance with PRC law, we contribute specified amounts to government-managed benefit plans for our employees. Benefits include pension, medical insurance, disability and unemployment. The amounts of our contributions are specified by the PRC government based on each employee’s compensation and length of service, up to a maximum required contribution. The PRC government is responsible for the payment of benefits to employees.

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plans.

Stock Option Plan

No stock options or other equity compensation awards were awarded to executive officers during the fiscal years ended December 31, 2010 and 2009.

Director Compensation

On November 18, 2009, we appointed Mr. Lawrence Goldman, Mr. Ming He and Mr. Jingzhong Yu as our independent directors, with engagement term to be one year.

On July 15, 2011, we appointed Mr. Ningsheng Zhou as a non-independent director. As a result, our board currently consist of five members, including the CEO, Mr. Shunqing Zhang, sits as the Chairman, along with three independent directors. During the 2010 fiscal year, we did not pay Mr. Shunqing Zhang any compensation for his services as our director, and we paid Mr. Goldman, Mr. He and Mr. Yu for their function as independent directors since November 18, 2009 in the amount of $30,118, $30,118 and $7,400(RMB50,000) respectively. Mr. Zhou entered into a consulting agreement with the Company on June 20, 2011, pursuant to which Mr. Zhou advises the Company in its operations and provides guidance and assistance in the research and development of refractory materials. The consulting agreement calls for compensation of $17,544 per month plus expenses. Mr. Zhou will continue to receive compensation pursuant to his consulting agreement with the Company and will not receive additional compensation for his director role. We do reimburse our directors for reasonable travel expenses related to duties as a director. In addition, Mr. He and Mr. Goldman receive 10,000 shares of company’s common stock in annual compensation for their services respectively.

Employment Agreements with Executive Officers

As required by applicable PRC law, we have entered into employment agreements with most of our officers, managers and employees. Our subsidiary Henan GengSheng has employment agreements with the following named executive officers:

Shunqing Zhang. Mr. Zhang’s preliminary employment agreement became effective as of January 1, 2007 and expired on December 31, 2009. We have renewed his employment agreement in January 2010, which will expire on December 31, 2011, and we expect that this agreement will be renewed by the parties upon its expiration. Mr. Zhang is receiving an annual salary of approximately $55,588 under the agreement.

Hongfeng Jin. Mr. Jin’s preliminary employment agreement became effective as of January 1, 2007 and expired on December 31, 2009. We have renewed his employment agreement in January 2010, which will expire on December 31, 2011, and we expect that this agreement will be renewed by the parties upon its expiration. Mr. Jin is receiving an annual salary of approximately $33,357 under the agreement.

Ningfang Liang. Pursuant to Employment Agreement that the Company and Mr. Liang entered into on June 30, 2011, Mr. Liang will be entitled to an annual salary of $90,000. The Employment Agreement has an initial term (the “Initial Term”) commencing as of June 27th, 2011 and expiring on June 26th, 2012, and continuing on a year-to-year basis thereafter unless terminated by either party on not less than thirty (30) days notice prior to the expiration of the Initial Term or any one-year extension.

Our executive officers are not entitled to severance payments upon the termination of their employment agreements. They are subject to the customary non-competition and confidentiality covenants.

Report of Compensation Committee

The Compensation Committee of the Board of Directors has reviewed and discussed the foregoing “Executive and Director Compensation” with management of the Company and, based upon such review and discussion, has recommended to the Board that the “Executive and Director Compensation” be included in this Proxy Statement.

Jingzhong Yu, Chair
Lawrence Goldman
Ming He
July [__], 2011

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Yu, Goldman and He. None of the members of the Compensation Committee is a current or former officer or employee of China GengSheng Minerals, Inc. or any of our subsidiaries. There are no compensation committee interlocks or insider participation in compensation decisions that are required to be disclosed in this Proxy Statement.

RELATED PARTY TRANSACTIONS

On November 2, 2009, Mr. Hongfeng Jin, our former interim chief financial officer, requested a loan of RMB 300,000 (approximately $45,510) from the Company for emergency family medical costs. Mr. Shunqing Zhang, our Chief Executive Officer and Chairman of the Board, approved the loan. The loan was subsequently repaid by Mr. Jin on March 28, 2011. Except for the transaction disclosed above, the Company does not have other related transactions for the period covered by this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of August 18, 2011 by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) our directors, (iii) our principal executive officers and (iv) our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Unless otherwise specified, the address of each of the persons set forth below is in care of GengSheng International, No. 88 Gengsheng Road, Dayugou Town, Gongyi, Henan, China 451271.

Name & Address of	Office, if Any	Title of Class	Amount & Nature	Percent of
Beneficial			of	Class (2)
Owner			Beneficial
			Ownership (1)
	Officers and Directors
Shunqing Zhang	CEO and President	Common Stock, $0.001 par value	15,231,748	62.70%
Hongfeng Jin	Former Interim Chief Financial Officer	Common Stock, $0.001 par value	0	*
Ningfang Liang	Chief Financial Officer	Common Stock, $0.001 par value	0	*
Lawrence Goldman	Independent Director	Common Stock, $0.001 par value	10,000	*
Ming He	Independent Director	Common Stock, $0.001 par value	10,000	*
Jingzhong Yu	Independent Director	Common Stock, $0.001 par value	0	*
Ningsheng Zhou	Director	Common Stock, $0.001 par value	0	*
All officers and directors as a group (5 persons named above)		Common Stock, $0.001 par value	15,251,748	62.78%

* Less than 1%

1 Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

2 As of August 18, 2011, a total of [ ] shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

DESCRIPTION OF CAPITAL STOCK

The following descriptions summarize the material terms and provisions of our common and preferred stock that we may offer from time to time. The following summary descriptions are based on the provisions of our articles of incorporation and bylaws, which are incorporated by reference, and the applicable provisions of the Nevada Revised Statutes. In connection with an offering of our common or preferred stock, we will describe the specific terms of the securities and the offering in a prospectus supplement. With respect to an offering of our preferred stock, our board will adopt a certificate of designations that sets forth the terms and conditions of the particular series of preferred stock and we will describe the specific terms of the preferred stock and the offering in a prospectus supplement. We also will file as an exhibit to the registration statement of which this prospectus is a part, or will incorporate by reference from reports that we file with the SEC, the certificate of designations. The information below, and any description of our common or preferred stock in a prospectus supplement, is only a summary and is subject to and qualified in its entirety by reference to our articles of incorporation and bylaws.

Common Stock

Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that the persons receiving the greatest number of votes shall be the directors. Stockholders do not have preemptive rights to purchase shares in any future issuance of our common stock. Upon our liquidation, dissolution or winding up, and after payment of creditors and preferred stockholders, if any, our assets will be divided pro-rata on a share-for-share basis among the holders of the shares of common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries. In addition, our operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to us, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars and other regulatory restrictions. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

Preferred Stock

We may issue shares of non-voting preferred stock in one or more classes or series within a class as may be determined by our board of directors, who may establish, from time to time, the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the board of directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.

No shares of preferred stock are currently outstanding. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock. In addition, specific rights granted to future holders of preferred stock could be used to restrict our ability to merge with, or sell assets to, a third party. The ability of the board to issue preferred stock could make it more difficult, delay, discourage, prevent or make it more costly to acquire or effect a change-in-control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our equity securities, who collectively we generally refer to as insiders, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of China GengSheng Minerals, Inc.. Our insiders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to us, we believe that during the 2010 fiscal year our insiders complied with all applicable filing requirements, except that Mr. Shunqing Zhang made a late filing reporting a disposal of 1,336,898 Common Stock on March 8, 2010 pursuant to a certain make-good escrow agreement entered into on April 25, 2007.

STOCKHOLDER PROPOSALS

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2012 Annual General Meeting of Shareholders is [ ], 2012 which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement. After [ ], 2012, notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2012 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

APPROVAL AND CERTIFICATION

The contents of this Proxy Statement have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, and that person has provided the information to the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this [___]th day of July, 2011

BY ORDER OF THE BOARD OF DIRECTORS

Shunqing Zhang
Chairman of the Board,
Chief Executive Officer and President

INDEX OF EXHIBITS

Exhibit A:	2011 Stock Incentive Plan.

Exhibit A

CHINA GENGSHENG MINERALS, INC.
2011 LONG-TERM INCENTIVE PLAN

China GengSheng Minerals, Inc., a Nevada corporation (the “Company”), sets forth herein the terms of its 2011 Long-Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, as it relates to any limitations or requirements with respect to incentive stock options, any Subsidiary or Parent. Affiliate otherwise means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 13) over a performance period of a duration as specified by the Committee.

2.3. “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or cash award, as determined by the Committee from time to time under the Plan.

2.4 “Award Agreement” means a written or electronic agreement between the Company and a Grantee, or notice from the Company to a Grantee, that evidences and sets out the terms and conditions of an Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company or an Affiliate at or before the Grant Date: (i) engaging in any act, omission or misconduct that is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of a criminal offense (other than minor traffic offenses); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or an Affiliate or prohibiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or an Affiliate’s government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

2.7. “Change in Control” shall have the meaning set forth in Section 15.2.

2.8. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9. “Committee” means the Compensation Committee of the Board, or the Board itself if no such Compensation Committee exists. If such Compensation Committee exists, if and to the extent deemed necessary by the Board, such Compensation Committee shall consist of two or more directors, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (ii) “outside directors” within the meaning of Code Section 162(m) and (iii) independent directors under the rules of the principal stock exchange(s) on which the Company’s securities are then traded.

2.10. “Company” means China GengSheng Minerals, Inc., a Nevada corporation, or any successor corporation.

2.11. “Common Stock” or “Stock” means share of common stock of the Company, par value $0.001 per share.

2.12. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, as qualified by Section 13.4 herein.

2.13. “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability has the meaning as set forth in Section 22(e)(3) of the Code.

2.14. “Effective Date” means the date set forth in Section 5.2 herein.

2.15. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.16. “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) the closing sale price reported for a share of Common Stock on such date on the national securities exchange or national market system on which such stock is principally traded, or if such date is not a trading day, the trading day immediately preceding such date on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A of the Code).

2.17. “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.18. “Grantee” means a person who receives or holds an Award under the Plan.

2.19. “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.20. “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option. 2.21. “Option” means an option to purchase one or more shares of Stock pursuant to the Plan. 2.22. “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23. “Outside Director” means an individual who is an “outside director” within the meaning of Section 162(m) of the Code.

2.24 “Parent” means any “parent corporation” of the Company within the meaning of Section 424(f) of the Code.

2.25. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to ten (10) years.

2.26. “Plan” means this China GengSheng Minerals, Inc. 2011 Long-Term Incentive Plan.

2.27. “PRC” means People’s Republic of China, excluding Hong Kong, Macau and Taiwan.

2.28. “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.29. “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.30. “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31. “Restricted Stock Unit” means the right to receive certain shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.32. “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.33 “SAFE” means the State Administration of Foreign Exchange of the PRC.

2.34. “Section 409A” shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

2.35. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.36. “Separation from Service” means a termination of Service by a Service Provider, as determined by the Committee, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.37. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.38. “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.39. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.40. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.41. “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.4 hereof.

2.42. “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.43. “Unrestricted Stock” means an award of shares of Stock pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1. General.

The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Committee shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the SAR Exercise Price of any SAR, the purchase price of an Award, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Award that (i) causes the Award to become subject to Section 409A, (ii) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company’s Stock trades, without, with respect to item (i), the Grantee’s written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Awards pursuant to Section 15.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee, if the Grantee voluntarily terminates his employment with the Company. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

The implementation of the Plan should be carried out with full participation and approval of the Committee.

3.2. No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made, or inaction or omission, in good faith with respect to the Plan, any Award or Award Agreement.

3.3. Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 3,000,000. All of the shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. To the extent shares of Common Stock not issued under an Option must be counted against this limit as a condition to satisfying the rules applicable to incentive stock options, such rule shall apply to the limit on incentive stock options granted under the Plan. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. The maximum number of shares of Common Stock that may be subject to Awards (denominated in shares of Stock) to any one Grantee during any calendar year shall not exceed 100,000. If an Award is denominated in shares of Stock but an equivalent value of cash is paid in lieu of shares, the foregoing limit shall be applied to the shares based on the methodology used by the Committee to convert the shares to cash. For any Awards that are stated with reference to a specified dollar limit, the maximum amount that may be earned and become payable to any one Grantee with respect to any twelve (12)-month performance period shall equal to the dollar equivalent of the number of shares that can be awarded to any one Grantee during a twelve(12)-month performance period. (pro rated up or down for performance periods that are greater or lesser than twelve (12) months). If an Award is denominated in cash but an equivalent amount of shares of Common Stock are delivered in lieu of delivery of cash, the foregoing limit shall be applied to the cash based on the methodology used by the Committee to convert the cash into shares of Common Stock. For purposes of this section, if a SAR is granted in tandem with an Option, the SAR and the Option are considered one Award.

If an Award that a Grantee holds is cancelled or subject to a repricing within the meaning of the regulations under Code Section 162(m) (after stockholder approval as required herein), the cancelled Award shall continue to be counted against the maximum number of shares of Common Stock for which Awards may be granted to the Grantee in any calendar year as required under Code Section 162(m).

The Committee may adopt reasonable procedures for making adjustments in accordance with Section 15. If the Option Price of any Option granted under the Plan, purchase price of any award granted under the Plan or if pursuant to Section 17.3 the withholding obligation of any Grantee with respect to an Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan to the extent permitted by the rules of the principal stock exchange(s) on which the Company’s securities are then traded.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Term.

The Plan shall be effective as of the Effective Date and shall terminate on the ten (10) year anniversary of the Effective Date, and may be terminated on any earlier date as provided in Section 5.3.

5.2 Stockholder Approval and Effective Date of Plan

The Plan shall be effective upon its approval by the Board. Awards, other than Restricted Stock, may be granted under this Plan as of the effective date, provided that no Award shall be effective, exercisable, vested, earned or payable unless the Company’s stockholders approve the Plan within twelve (12) months of the Board’s adoption of the Plan. Restricted Stock may only be granted after the Company’s stockholders approve the Plan

5.3. Amendment and Termination of the Plan.

The Board may amend or terminate this Plan at any time; provided, however, that no amendment to the Plan may adversely impair the rights of a Grantee with respect to outstanding Awards without the Grantee’s consent. In addition, an amendment will be contingent on approval of the Company’s stockholders, to the extent required by law or any tax or regulatory requirement applicable to the Plan or by the rules of any stock exchange on which the Company’s securities are then traded or if the amendment would (i) increase the benefits accruing to Grantees under the Plan, including without limitation, any amendment to the Plan or any Award Agreement to permit a repricing or decrease in the exercise price of any outstanding Awards, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Plan, (iii) modify the requirements as to eligibility for participation in the Plan, or (iv) change the performance conditions set forth in Section 13 of the Plan for Awards that intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Additionally, to the extent the Board deems necessary to continue to comply with the performance-based exception to the deduction limits of Code Section 162(m), the Board will resubmit the material terms of the performance conditions set forth in Section 13 to the Company’s stockholders for approval no later than the first stockholder meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the performance objectives. Notwithstanding any other provision of the Plan, any termination of the Plan shall comply with the requirements of Section 409A of the Code.

To the extent required by the laws of PRC, the Company shall notify the relevant authority of any amendment to the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers and Other Persons.

Subject to this Section 6, Awards may be made to any Service Provider (including any Service Provider who is an officer or director of the Company or of any Affiliate) and any entity which is a wholly-owned alter ego of such Service Provider, as the Committee shall determine and designate from time to time in its discretion. To the extent required by PRC law, the Committee shall apply to the SAFE for approval of the persons who will participate in the Plan and satisfy all applicable registration and other requirements for such persons to be eligible to receive Options under the Plan.

6.2. Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, subject to the sole discretion of the Committee from time to time, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options. Each Award Agreement shall specify whether the Award is intended to be exempt from, or comply with, Section 409A of the Code.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1 Option Grant.

Subject to the eligibility provisions of Section 6, the Committee will designate each Service Provider to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such grant. The Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation such option shall be deemed a Nonqualified Stock Option. Notwithstanding any other provision of the Plan or any Award Agreement, the Committee may only grant an incentive stock option to an individual who is an employee of the Company or a Subsidiary.

8.2. Option Price.

The Option Price of each Option shall be fixed by the Committee. The Option Price shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date, and (ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.3. Vesting.

Subject to Section 8.4 hereof, each Option shall become exercisable at such times and under such conditions (including without limitation performance requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.3, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.4. Term.

The maximum time period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten (10) years from the date such Option was granted (or five (5) years from the date such Option was granted in the event of an incentive stock option granted to a Ten Percent Stockholder).

8.5. Separation from Service.

Except as otherwise provided in an Award Agreement, if a Grantee’s Service to the Company or Affiliate terminates for any reason other than Cause, (i) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not more than three months after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination. In the event of the termination of a Grantee’s Service for Cause, all outstanding Options granted to such Grantee shall expire on notice of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

8.6. Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and which exercise method shall be, determined by the Committees solely in its discretion, and the Committee may approve payment in whole or in part by an alternative method, including (i) by means of any cashless exercise procedure approved by the Committee, (ii) in the form of unrestricted shares of Stock already owned by the Grantee on the date of surrender to the extent the shares of Stock having a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant, (iii) by means of a “net exercise” procedure or (iv) any combination of the foregoing.

8.7. Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8. Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9. Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s Parent or Subsidiaries) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. If the $100,000 limitation is exceeded, the Options that cause the limitation to be exceeded shall be treated as nonqualified stock options.

8.10. Exercise.

An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Option.

8.11 Disposition of Stock

A Grantee shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was designated an incentive stock option if such sale or disposition occurs (a) within two (2) years of the grant of an Option or (b) within one (1) year of the issuance of shares of Common Stock to the Grantee (subject to any changes in such time periods as set forth in Section 422(a) of the Code). Such notice shall be in writing and directed to the Secretary of the Company.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price.

A SAR granted in tandem with an Option may be exercised only to the extent that the related Option is exercisable. The exercise of a SAR or Option granted in tandem with an Option or SAR shall result in the termination of the related Award to the extent of the number of shares with respect to which the SAR or Option is exercised.

9.2. Other Terms.

The Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. No Grantee may be granted a SAR in tandem with an Option (under this Plan and all other incentive stock option plans of the Company, Parent or Subsidiaries) that are intended to be Incentive Stock Options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

9.3. Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years from the date such SAR was granted (or five (5) years for a SAR granted in tandem with an Incentive Stock Option that is granted to a Ten Percent Shareholder). No SAR granted in tandem with an Option shall be exercisable or continue in existence after the expiration of the Option to which the SAR relates.

9.4. Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii) the number of Shares with respect to which the SAR is exercised.

SARs shall be settled in cash or Stock of equivalent value, as determined by the Committee and set forth in the Award Agreement.

9.5 Rights of Holders of SARs.

No grantee shall, as a result of receiving a SAR, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of shares of Stock.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1. Restrictions.

At the time of grant, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 13.1 and 13.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2. Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3. Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

10.4. Rights of Holders of Restricted Stock Units.

10.4.1. Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided by the Committee in the Award Agreement, the Restricted Stock Units shall be settled within the time period specified in Section 17.9.1 for short term deferrals.

10.4.2. Voting and Dividend Rights.

Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock, which may be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid to shareholders. Dividends reinvested shall become payable in cash or in shares of Common Stock to the Grantee at the time, and only to the extent that, the portion o the Restricted Stock to which the dividends relate has become transferable and nonforfeitable.

10.5. Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award.

10.6. Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past Services rendered.

10.7. Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered as soon as administratively feasible after such lapse, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Committee in the Award Agreement, Awards of Unrestricted Stock shall be paid within the time period specified in Section 17.9.1 for short-term deferrals.

12.	FORM OF PAYMENT FOR RESTRICTED STOCK AND UNRESTRICTED STOCK

12.1. General Rule.

Payment of the Purchase Price for Restricted Stock and Unrestricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 12.

12.2. Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3. Other Forms of Payment.

To the extent the Award Agreement so provides, as determined by the Committee in its sole discretion, payment of the Purchase Price may be made in any other form that is consistent with applicable laws, regulations and rules.

13.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

13.1. Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under this Section 13.2 in the case of a Performance Award or Annual Incentive Award intended to qualify under Section 162(m) of the Code.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards that are intended to qualify under Section 162(m) of the Code as “qualified performance-based compensation”: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) ratio of debt to stockholders’ equity and (xv) revenue.

13.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.2.

13.2.1. Performance Goals for Performance or Annual Incentive Awards Granted to Covered Employees.

The performance goals for such Performance or Annual Incentive Awards granted to Grantees who are designated by the Committee as likely to be a Covered Employees shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13. Such performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees. An Award will not constitute “qualified performance-based compensation” if the facts and circumstances indicate the Award will become exercisable, nonforfeitable and transferable or earned and payable regardless of whether the performance conditions are attained. However, an Award does not fail to qualify as “qualified performance-based compensation” merely because the Award would become exercisable, nonforfeitable and transferable or earned and payable upon the Grantee’s death or Disability or upon a Change in Control, although an Award that actually becomes exercisable, nonforfeitable and transferable or earned and payable on account of those events prior to the attainment of the performance conditions would not constitute “qualified performance-based compensation” under Code Section 162(m). In determining if the performance conditions have been achieved, the Committee may adjust the performance targets in the event of any unbudgeted acquisition, divestiture or other unexpected fundamental change in the business of the Company, an Affiliate or business unit or in any product that is material taken as a whole as appropriate to fairly and equitably determine if the Award is to become exercisable, nonforfeitable and transferable or earned and payable pursuant to the conditions set forth in the Award. Additionally, in determining if such performance conditions have been achieved, the Committee also may adjust the performance targets in the event of any (a) unanticipated asset write-downs or impairment charges, (b) litigation or claim judgments or settlements thereof, (c) changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization or restructuring programs, or extraordinary non-reoccurring items as described in Accounting Principles Board Opinion No. 30 or as described in management’s discussion and analysis of the financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, (e) acquisitions or dispositions or (f) foreign exchange gains or losses. To the extent any such adjustments would affect Awards, the intent is that they shall be in a form that allows the Award to continue to meet the requirements of Section 162(m) of the Code for deductibility and, to the extent required under Section 162(m) of the Code for “qualified performance-based compensation,” set forth in the applicable Agreement.

13.2.2. Timing for Establishing Performance Goals.

Performance goals that are intended to qualify under Code Section 162(m) as “qualified performance-based compensation” shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards and (ii) before the lapse of 25% of the period of service to which the Performance or Annual Incentive Award relates. The performance goals must be uncertain of achievement at the time they are established and the achievement of such performance goals must be determinable by a third party with knowledge of the relevant facts.

13.2.3. Amount and Settlement of Performance or Annual Incentive Awards; Other Terms.

The amount of the Performance or Annual Incentive Awards that will become exercisable, nonforfeitable and transferable or earned and payable if the performance conditions are obtained (or an objective formula for, or method of, computing such amount) also must be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards and (ii) before the lapse of 25% of the period of service to which the Performance or Annual Incentive Award relates.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Options, SARs, Restricted Stock, Restricted Stock Units, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards but in no event shall the Committee have the discretion to increase the amount of a settlement otherwise to be made in connection with the Performance or Annual Incentive Awards that are intended to qualify under Code Section 162(m) as “qualified performance-based compensation.” The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

13.3. Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

13.4. Status of Section 13.2 Awards Under Code Section 162(m).

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 13.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 13.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

14.	REQUIREMENTS OF LAW

14.1. General.

The Company shall not be required to sell or issue any shares of Stock under any Award and no Award shall be exercisable if the sale or issuance of such shares or exercise of such Award would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations and the laws and regulations of PRC including registration, notice and withholding requirements. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

By way of example and not limitation, the Company shall (i) comply with applicable notice and registration requirements of the SAFE, (ii) implement appropriate currency exchange procedures with respect to Awards under the Plan and payments, remittances and deposits in connection therewith, (iii) file such reports with the SAFE as may be necessary under law, (iv) prepare and distribute any required disclosures (whether to Participants or otherwise) regarding the Plan and any Awards hereunder and (v) take any and all other actions to comply with the legal requirements of the PRC and the SAFE with respect to the Plan and any Awards granted hereunder.

The Committee may postpone any grant, exercise, vesting or payment of an Award for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (i) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to the Award under the securities laws or under the laws of the PRC or any foreign jurisdiction in which the Awards will be granted; (ii) to take any action in order to (A) list such shares of Common Stock or other shares of stock of the Company on a stock exchange if shares of Common Stock or other shares of stock of the Company are not then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock or other shares of stock of the Company, including any rules or regulations of any stock exchange on which the shares of Common Stock or other shares of stock of the Company are listed; (iii) to determine that such shares of Common Stock in the Plan are exempt from such registration or that no action of the kind referred to in (ii)(B) above needs to be taken; (iv) to comply with any applicable law, including without limitation, any domestic or foreign securities or tax laws, including without limitation the PRC and any applicable requirements of the SAFE; (v) to comply with any legal or contractual requirements during any such time the Company or any Affiliate is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of the Company or any Affiliate, or under any contract, loan agreement or covenant or other agreement to which the Company or any Affiliate is a party or (vi) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and the Company shall not be obligated by virtue of any terms and conditions of any Award Agreement or any provision of the Plan to recognize the grant, exercise, vesting or payment of an Award or to grant, sell or issue shares of Common Stock or make any such payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Any such postponement shall not extend the term of the Award and neither the Company nor its directors and officers nor the Committee shall have any obligation or liability to any Grantee or to any other person with respect to shares of Common Stock as to which the Award shall lapse because of such postponement.

14.2. Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1. Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any reorganization, recapitalization, reclassification, stock split, spin-off, split-off, reverse split, issuance of stock right, extraordinary cash distribution or cash dividend, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other transaction described in Code Section 424 in which the Company engages or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company; provided that any such adjustment shall comply with Section 409A and, with respect to incentive stock options, Code Section 424. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

15.2. Definition of Change in Control.

Unless an Award Agreement provides for a different meaning, a “Change in Control” shall mean the occurrence of any of the following:

(i)	Any ‘person’ (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the ‘beneficial owner’ (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that a Change in Control shall not be deemed to occur if an employee benefit plan (or a trust forming a part thereof) maintained by the Company, directly or indirectly, becomes the beneficial owner of more than fifty percent (50%) of the then-outstanding voting securities of the Company after such acquisition;

(ii)	A majority of the members of the Board is replaced during any 12-month period commencing on the Effective Date, by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment;

(iii)	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (a) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) the directors of the Company immediately prior thereto continuing to represent at least fifty percent (50%) of the directors of the Company or such surviving entity immediately after such merger or consolidation; or

(iv)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets if such transaction would cause a Change in Control under (i), (ii) and (iii) above.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a change in control pursuant to the definition in Section 409A to the extent required by Section 409A.

15.3. Effect of Change in Control; Corporate Transactions

The Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement. Unless an Award Agreement explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options and/or SARs, either (i) make appropriate provision for the continuation of such Options and/or SARs by substituting on an equitable basis for the Shares then subject to such Options and/or SARs either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all Options and/or SARs must be exercised (either to the extent then exercisable or, at the discretion of the Committee or, upon a change of control of the Company, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3), within a specified number of days of the date of such notice, at the end of which period the Options and/or SARs shall terminate; or (iii) terminate all Options and/or SARs in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options and/or SARs (either to the extent then exercisable or, at the discretion of the Committee, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3) over the exercise price thereof (provided that any Option or SAR to which the underlying Common Stock has a Fair Market Value that does not exceed the exercise price, or that are not then exercisable, shall be cancelled without any payment therefore).

Unless an Award Agreement explicitly provides otherwise, with respect to outstanding grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock, the Committee or the Successor Board, shall either (i) make appropriate provisions for the continuation of such grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock by substituting on an equitable basis for the Shares then subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock shall be fully vested, payable and/or non-forfeitable within a specified number of days of the date of such notice, at the end of which period the Restricted Stock, Restricted Stock Units and/or Unrestricted Stock that are not then vested, payable and/or non-forfeitable shall terminate; or (iii) terminate all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock over the unpaid purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Restricted Stock, Unrestricted Stock and/or Restricted Stock Units.

15.4. Reorganization Which Does Not Constitute a Change in Control.

If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price, SAR Exercise Price or purchase price per share so that the aggregate Option Price, SAR Exercise Price or purchase price thereafter shall be the same as the aggregate Option Price, SAR Exercise Price or purchase price of the shares remaining subject to the Option, SAR or the Award immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

15.5. Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.6. No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

15.7 Substitutions Upon an Adjustment Event

Additionally, the Committee may grant Awards in substitution for Options, SARs, Restricted Stock, Restricted Stock Units, Performance or Annual Incentive Awards or similar Awards held by an individual who becomes an employee of the Company or an Affiliate in connection with (a) a reorganization, merger, consolidation or distribution to stockholders; (b) a transaction Code Section 424 describes; or (c) any other transaction or event which, in the judgment of the Board, necessitates such action. Notwithstanding any provision of the Plan (other than the limitation of Section 4), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

16.	Terms Applicable to all Awards

16.1 Transferability of Awards

Except as provided in Section 16.2 below, each Award granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution or pursuant to the terms of a valid qualified domestic relations order. In the event of any transfer of an Option or SAR issued in tandem with an Option (by the Grantee or his transferee), the Option and related SAR must be transferred to the same person or entity or entities. Except as provided in Section 16.2 below, during the lifetime of the Grantee to whom the Option or SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Grantee in any Award shall be liable for, or subject to, any lien, obligation, or liability of such Grantee or his transferee.

16.2 Transferable Awards

Section 16.1 to the contrary notwithstanding, if the written agreement so provides, an Award that is not an incentive stock option or a SAR that is issued in tandem with an incentive stock option may be transferred by a Grantee to any of such class of transferees who can be included in the class of transferees who may rely on a Form S-8 Registration Statement under the Securities Act of 1933 to sell shares issuable upon exercise or payment of such Awards granted under the Plan. Any such transfer will be permitted only if (a) the Grantee does not receive any consideration for the transfer, (b) the Committee expressly approves the transfer and (c) the transfer is on such terms and conditions as are appropriate for the class of transferees who may rely on the Form S-8 Registration Statement. The holder of the Award transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Award during the period that it was held by the Grantee; provided, however, that such transferee may not transfer the Award except by will or the laws of descent and distribution. In the event of any transfer of an Option that is not an incentive stock option or a SAR that relates to an Incentive Stock Option (by the Grantee or his transferee), the Option and SAR that relates to such Option must be transferred to the same person or entity or entities. Except as otherwise provided in this Plan, a Restricted Stock Award may not be transferred prior to becoming non-forfeitable and transferable.

16.3 Creditor’s Rights.

A holder of an Award other than a Restricted Stock Unit shall have no rights other than those of a general creditor of the Company. Awards represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

17.	GENERAL PROVISIONS

17.1. Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider, if applicable. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3. Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, local and foreign taxes of any kind required by applicable laws, regulations or rules (including any such requirements under the laws of the PRC) to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of the Award or any shares of Stock upon the exercise of an Option, or (iii) pursuant to an Award. At the time of such grant, vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

The Company shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant, exercise, vesting or payment of any Award hereunder as applicable law (including without limitation the laws of the PRC) requires.

17.4. Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5. Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

17.6. Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8. Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of New York, USA, (except to the extent federal law or the laws of the PRC apply) without regard to any choice of law principles thereof or of any other jurisdiction.

17.9. Section 409A.

17.9.1. Short Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

17.9.2. Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

CHINA GENGSHENG MINERALS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 28, 2011

The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the 2011 Annual Meeting of Stockholders of China GengSheng Minerals, Inc. to be held on September 21, 2010 (the “Annual Meeting”) and appoints Shunqing Zhang as a proxy, with the power to appoint his substitute, and hereby authorizes him to exercise at the Annual Meeting, and at any adjournments or postponements thereof, all the votes to which the undersigned is entitled by virtue of the undersigned’s record ownership of shares of Common Stock of China GengSheng Minerals, Inc.. The exercise of such votes shall be as set forth herein upon all matters referred to on this proxy card and described in the Proxy Statement for the Annual Meeting, and, in such proxy holder’s discretion, upon any other matters that may properly come before the Annual Meeting.

(Continued and to be signed on the reverse side.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” LISTED IN PROPOSAL 1.

1. To elect four directors for terms expiring at the 2011 Annual Meeting of Stockholders.

NOMINEES:
[ ]	FOR ALL NOMINEES
		[ ]	Shunqing Zhang
[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	Ningsheng Zhou
		[ ]	Ming He
[ ]	FOR ALL EXCEPT (See instructions below)	[ ]	Jingzhong Yu

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2. To ratify the appointment of PKF, Hong Kong

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3. To approve and adopt the 2011 Stock Incentive Plan

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder, and in the discretion of the proxy holder as to any other matter that may properly come before the meeting. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED “FOR ALL NOMINEES” LISTED IN PROPOSAL 1.

PLEASE MARK, SIGN, DATE AND RETURN YOUR EXECUTED PROXYCARD TO US PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder __________________________	Date: __________________________

Signature of Stockholder __________________________	Date: __________________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on September 28, 2011:

The Proxy Statement and the 2010 Annual Report to Stockholders are available at www.gengsheng.com/2010AnnualMeeting.